                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   January 23, 1998


                             PATTERSON ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                             0-22664                        75-2504748
-------------------------------             ----------------              -------------------
(State or other jurisdiction of             (Commission File                 (I.R.S. Employer
       incorporation)                          Number)                    Identification No.)

 4510 Lamesa Highway, Snyder, Texas                                79549
 ----------------------------------                                --------
 (Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code:  915-573-1104
                                                     -------------

                                   No Change
         ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS.

         On January 23, 1998 the Registrant issued the following press release:

          PATTERSON ENERGY, INC. EXECUTES DEFINITIVE AGREEMENT WITH
                      ROBERTSON ONSHORE DRILLING COMPANY

SNYDER,     TEXAS,     January     23,     1998--PATTERSON     ENERGY,     INC.
(NADAQ/NM:PTEN) and Robertson Onshore Drilling Company ("Robertson") today announced the execution of a definitive agreement for the acquisition by Patterson of the outstanding common stock of Robertson. Consummation of the acquisition is expected to occur during February 1998.

Under the terms of the agreement, Patterson will acquire all of the outstanding common stock of Robertson in consideration for $40 million, payable, at the election of Patterson, either $40 million in cash, or $30 million in cash and the remaining $10 million in shares of Patterson common stock.

Upon completion of the transaction, Patterson will increase its contract drilling fleet by 15 fully operable drilling rigs, 10 of which are located in East Texas and five located in Louisiana and Mississippi, and a yard in Liberty City, Texas. The rigs have depth capacities of 6,000 to 16, 000 feet.

Patterson Energy, Inc. a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major and independent oil and gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. Upon consummation of this acquisition, Patterson will own 114 land-based drilling rigs (107 of which are currently operable) making it the third largest provider of contract drilling services in the United States based on fleet size.


For further information contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President and Chief Financial Officer
915-573-1104

Shimmerlik Corporate Communications
Warren M. Shimmerlik
212-247-5200

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      EXHIBITS.

                          2.1 Agreement and Plan of Merger dated January 20, 1998 among Patterson Energy, Inc., Patterson Onshore Drilling Company and Robertson Onshore Drilling Company.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PATTERSON ENERGY, INC.




DATE:  JANUARY 23, 1998                      BY:   /s/ James C. Brown
                                                 -------------------------------
                                                       James C. Brown
                                                       Vice-President-Finance

                               INDEX TO EXHIBITS


                 Exhibit No.               Description
                 -----------               -----------
                   2.1                 Agreement and Plan of Merger dated January 20, 1998 among Patterson Energy,
                                       Inc., Patterson Onshore Drilling Company and Robertson Onshore Drilling
                                       Company.